UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)   May 7, 2014

j2 Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25965 (Commission File Number)	51-0371142 (IRS Employer Identification No.)

6922 Hollywood Blvd.
Suite 500
Los Angeles, California  90028
(Address of principal executive offices)

(323) 860-9200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 AND 7.01.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION FD DISCLOSURE

On May 8, 2014, j2 Global, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of fiscal 2014.  In the press release, the Company also reaffirmed its previously issued financial estimates for fiscal 2014 of revenues between $580 and $600 million and Adjusted non-GAAP earnings per diluted share of between $3.23 and $3.47.

The Company also announced that it has declared a quarterly cash dividend of $0.27 per common share. The dividend will be paid on June 3, 2014, to all shareholders of record as of the close of business on May 19, 2014. Future dividends will be subject to approval by the Company’s Board of Directors.

Also on May 8, 2014, at 5:00 p.m. Eastern Time, the Company hosted its first quarter 2014 earnings conference call and Webcast. Via the Webcast, the Company presented portions of its May 2014 Investor Presentation, which contains a summary of the Company’s financial results for the fiscal quarter ended March 31, 2014, reaffirmed financial estimates for the fiscal year 2014, and certain other financial and operating information regarding the Company. A copy of this presentation is furnished as Exhibit 99.2 to this Form 8-K.

NOTE: This information is being furnished under both Item 2.02 (Results of Operations and Financial Condition) and Item 7.01 (Regulation FD Disclosure) of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 5.07.                      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)            On May 7, 2014, the Company held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”) in Los Angeles, California.

(b)           Below are the voting results for the matters submitted to the Company's stockholders for a vote at the Annual Meeting:

(1)	The election of the following six director nominees to serve for the ensuing year and until their successors are elected and qualified. All nominees were elected as directors with the following vote:

Nominee	For	Against	Abstain	Broker Non-Votes
Douglas Y. Bech	36,725,239	656,547	113,393	4,958,351
Robert J. Cresci	31,125,892	6,255,848	113,439	4,958,351
W. Brian Kretzmer	37,180,608	201,246	113,325	4,958,351
Richard S. Ressler	36,887,929	493,969	113,281	4,958,351
Stephen Ross	37,263,822	118,165	113,192	4,958,351
Michael P. Schulhof	36,903,753	478,118	113,308	4,958,351

(2)	A proposal to ratify the appointment of BDO USA, LLP to serve as the Company’s independent auditors for fiscal 2014. This proposal was approved with the following vote:

For	42,317,632
Against	24,580
Abstain	111,318
Broker Non-Votes	0

(3)	A proposal to approve, in an advisory vote, the compensation of the named executive officers. This proposal was approved with the following vote:

For	36,182,168
Against	1,190,926
Abstain	122,085
Broker Non-Votes	4,958,351

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated May 8, 2014.

99.2	May 2014 Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global, Inc. (Registrant)

Date: May 8, 2014	By:	/s/ Jeffrey D. Adelman
Jeffrey D. Adelman Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated May 8, 2014.

99.2	May 2014 Investor Presentation.